THE MANAGERS FUNDS

MANAGERS GLOBAL BOND FUND

Supplement dated March 1, 2007

to the Prospectus dated May 1, 2006

(as supplemented May 23, 2006, August 14, 2006, August 22, 2006 and December 18, 2006)

and

to the Statement of Additional Information dated May 1, 2006

(as supplemented May 23, 2006, August 22, 2006 and December 18, 2006)

The following information supplements and supersedes any information to the contrary relating to Managers Global Bond Fund (the “Fund”), a series of The Managers Funds, contained in the Fund’s Prospectus dated May 1, 2006 (as supplemented May 23, 2006, August 14, 2006, August 22, 2006 and December 18, 2006) and the Fund’s Statement of Additional Information dated May 1, 2006 (as supplemented May 23, 2006, August 22, 2006 and December 18, 2006).

Effective January 1, 2007, Managers Investment Group LLC, the Fund’s investment manager, has agreed to contractually waive a portion of its annual management fee for the Fund until at least March 1, 2008, resulting in an annual management fee of 0.60% of the average daily net assets of the Fund.

Effective 60 days after the date of this supplement, the last paragraph of the section titled “About Your Investment – Redemption Fees” is hereby replaced in its entirety with the following:

The Redemption Fee is paid to the International Funds and is intended to offset transaction and other expenses caused by short-term trading. The Redemption Fee will not apply to redemptions (including redemptions by exchange) (1) of shares purchased through reinvestment of dividend or capital gain distributions, (2) under hardship circumstances (as determined by the Investment Manager in its discretion, based on a case-by-case analysis), (3) of shares purchased through the ManagersChoice® Program, and (4) of shares of the Managers Global Bond Fund purchased by the Managers Fremont Global Fund. Short-term trades not subject to a Redemption Fee as a result of these exceptions may result in additional costs to the International Funds that would have been otherwise recouped, in whole or in part, if a Redemption Fee were applied. The Redemption Fee will only apply to redemptions of shares purchased through a financial intermediary such as a broker, retirement plan administrator, bank or trust company if the financial intermediary has indicated that it will administer the Redemption Fee. If you invest through a financial intermediary, contact your intermediary to determine whether the redemption Fee applies to you and any restrictions on your trading activity. The International Funds reserve the right to modify the terms of, or terminate, the Redemption Fee at any time upon 60 days’ advance notice to shareholders.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE